SECOND AMENDED AND RESTATED
PROMISSORY NOTE

U.S. $290,000.00	March 28, 2011

FOR VALUE RECEIVED, the undersigned, AMERICAN LIBERTY PETROLEUM CORP., a Nevada corporation (“Borrower”), unconditionally promises to pay to the order of KEYSER RESOURCES, INC., a Nevada corporation (“Lender”), the principal sum of Two Hundred Ninety Thousand and No/100 Dollars ($290,000.00) in lawful money of the United States and in immediately available funds, together with accrued but unpaid interest on the outstanding principal balance under this Second Amended and Restated Promissory Note (this “Note”), in like money and funds, at the rate per annum and on the dates provided below; provided, that the interest payable shall not exceed the Maximum Rate (as defined below).

1.           Extension of Amended and Restated Note.  This Note is an extension of that certain Promissory Note dated as of December 6, 2010 executed by Borrower and made payable to the order of Lender  in the original principal amount of $290,000.00 (the “Original Note”), as extend by that certain Amended and Restated Promissory Note dated February 28, 2011 (the “A/R Note”). This Note amends the A/R Note to extend the maturity date, and restates the A/R Note in its entirety. By executing this Note below, Lender agrees to the extension of the maturity date of the A/R Note.

2.           Interest.  The unpaid principal balance under this Note shall bear interest at a per annum rate of 6 percent (6%).

For purposes of this Note, “Maximum Rate” shall mean the maximum non-usurious rate of interest that may be charged by Lender to Borrower under applicable law. Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate, if any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Borrower nor the sureties, guarantors, successors or assigns of Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and Lender shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee,  or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

3.           Payments of Principal and Interest.  All accrued interest hereon, together with the outstanding unpaid principal balance of this Note, shall be due and payable in full on April 30, 2011 (the “Maturity Date”).  The foregoing notwithstanding, all accrued interest on this Note, and the outstanding unpaid principal balance hereof, shall be immediately due and payable in full upon the maturity of the principal of this Note, whether by acceleration or otherwise. All payments made under this Note shall be applied first to costs of enforcement or collection of this Note (if any), second, to accrued but unpaid interest, and third, to outstanding principal.  All payments shall be made by check payable to the order of Lender, or by wire or other transfer of immediately available funds to Lender to an account as provided by Lender to Borrower in writing.  All payments of principal of this Note shall reduce the unpaid principal balance then due under this Note.  Upon payment in full by Borrower of all principal outstanding and accrued but unpaid interest thereon, this Note shall be considered extinguished and Lender shall surrender this Note to Borrower.

4.           Prepayment.  This Note may be prepaid at any time, in whole or in part, without premium or penalty, at the option of Borrower.

5.           Security.  This Note shall be unsecured.

6.           Events of Default.  Borrower shall be in default hereunder upon the happening of any of the following events or conditions (each such event or condition hereinafter referred to as an “Event of Default”):

(a)           Borrower shall fail to pay when due any principal of or accrued and unpaid interest on this Note.

(b)           Borrower shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due (the term "consent" as used in this Section 5(b) shall mean the failure to file a petition or motion in opposition to such proceeding or to vacate or discharge any order, judgment or decree providing for such appointment within sixty (60) days after the appointment of a receiver or trustee).

(c)           Any involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect, and such involuntary proceeding shall remain undismissed and unstayed for a period of ninety (90) days.

7.           Acceleration.  Upon the occurrence and during the continuance of any Event of Default, Lender may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and Lender shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by Lender to Borrower. Failure of Lender to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

8.           Attorney’s Fees.  If Lender expends any effort in any attempt to enforce payment of all or any part or installment of any sum due Lender hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Borrower agrees to pay all collection costs and fees incurred by Lender, including reasonable attorneys' fees.

9.           GOVERNING LAW.  THIS NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF NEVADA, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

10.         Jurisdiction and Venue.  Any jurisdictional proceeding brought by or against any of the parties to this Note, on any dispute arising out of this Note or any matter related hereto shall be brought in the courts of appropriate jurisdiction located in the State of Nevada, and, by execution and delivery of this Note, Maker accepts for itself the exclusive jurisdiction and venue of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note after exhaustion of all appeals (or by the appropriate appellate court if such appellate court renders judgment).

11.         Waiver of Notice and Presentment.  Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to Lender. Lender shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

12.         Notices.  Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered to the following addresses:

If intended for Lender, to:

Keyser Resources, Inc.
4900 California Ave., Tower B-120
Bakersfield, CA  93309
Attention: President

If intended to Borrower, to:

America Liberty Petroleum Corp.
4900 California Ave., Tower B-120
Bakersfield, CA  93309
Attn: President

13.         No Waiver.   No waiver or consent by Lender with respect to any act or omission of Borrower on one occasion shall constitute a waiver or consent with respect to any other act or omission by Borrower on the same or any other occasion, and no failure on the part of Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right hereunder preclude any other further right of exercise thereof or the exercise of any other right.

14.         Severability.  If any provision of this Note is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Note, such provision shall be fully severable; this Note shall be construed and enforced as if such illegal, invalid and unenforceable provision had never comprised a part hereof and this Note shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Note.

15.         Assignment.  The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns.

16.         Modification.  No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and executed by both Lender and Borrower.

(Signature page follows)

IN WITNESS WHEREOF, Borrower hereby executes this Second Amended and Restated Promissory Note as of the date first written above.

AMERICAN LIBERTY PETROLEUM CORP.

		By:	/s/ Alvaro Vollmers
Alvaro Vollmers
President

AGREED TO AND ACCEPTED:

KEYSER RESOURCES, INC.

By:	/s/ Alvaro Vollmers
Alvaro Vollmers
President